SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


               Date of Report  (Date of earliest event reported):
                              November 2, 1999

                         American Italian Pasta Company
             (Exact name of registrant as specified in its charter)


Delaware                              001-13403           84-1032638
(State or other jurisdiction          (Commission         (IRS Employer
   of incorporation)                  File Number)        Identification No.)


Address of principal executive offices: 1000 Italian Way, Excelsior Springs, MO 64024

Registrant's telephone number, including area code: (816) 502-6000

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5.   OTHER EVENTS.

In accordance with provisions included in the Private Securities
Litigation Reform Act of 1995, American Italian Pasta Company (the "Company") is filing this Current Report on Form 8-K, which sets forth on Exhibit 99 cautionary statements identifying significant factors that could cause the Company's actual operating results or management's plans to materially differ from those projected in any forward-looking statements, whether oral or written, made by or on behalf of the Company.

This 8-K amends and restates the Company's 8-K dated October 29, 1997.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No. Document 99 Certain cautionary statements for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 is attached hereto as Exhibit 99.

ITEM 8.   CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

Not applicable.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN ITALIAN PASTA COMPANY


Date: November 2, 1999           By  /s/ Warren B. Schmidgall
                                    -----------------------------------------
                                    Warren B. Schmidgall,
                                    Senior Vice President and
                                    Chief Financial Officer

                               INDEX OF EXHIBITS
                               -----------------

Exhibit No.          Description
-----------          -----------

  99                 Cautionary Statements